Exhibit 10.38

THERAVANCE, INC.

2012 EQUITY INCENTIVE PLAN

(AS ADOPTED EFFECTIVE MAY 16, 2012)

ARTICLE IX.	STOCK UNITS AND PERFORMANCE CASH AWARDS	8
9.1	Stock Unit Agreement	8
9.2	Payment for Awards	8
9.3	Vesting Conditions	8
9.4	Voting and Dividend Rights	9
9.5	Form and Time of Settlement of Stock Units	9
9.6	Death of Recipient	9
9.7	Modification or Assumption of Stock Units	10
9.8	Creditors’ Rights	10
9.9	Performance Cash Awards	10

ARTICLE X.	CHANGE IN CONTROL	10
10.1	Effect of Change in Control	10
10.2	Acceleration	11

ARTICLE XI.	PROTECTION AGAINST DILUTION	11
11.1	Adjustments	11
11.2	Dissolution or Liquidation	11
11.3	Reorganizations	11

ARTICLE XII.	DEFERRAL OF AWARDS	12

ARTICLE XIII.	AWARDS UNDER OTHER PLANS	13

ARTICLE XIV.	PAYMENT OF FEES IN SECURITIES	13
14.1	Effective Date	13
14.2	Elections to Receive NSOs, Restricted Shares or Stock Units	13
14.3	Number and Terms of NSOs, Restricted Shares or Stock Units	13

ARTICLE XV.	LIMITATION ON RIGHTS	13
15.1	No Retention Rights	13
15.2	Stockholders’ Rights	14
15.3	Regulatory Requirements	14
15.4	Transferability of Awards	14
15.5	Recoupment of Awards	14

ARTICLE XVI.	WITHHOLDING TAXES	14
16.1	General	14
16.2	Share Withholding	15

ARTICLE XVII.	FUTURE OF THE PLAN	15
17.1	Term of the Plan	15
17.2	Amendment or Termination	15
17.3	Stockholder Approval	15

ARTICLE XVIII.	DEFINITIONS	15

THERAVANCE, INC.
2012 EQUITY INCENTIVE PLAN

ARTICLE I.                 INTRODUCTION.

The Plan was adopted by the Board on February 8, 2012 to be effective on the day after the Corporation’s 2012 Annual Meeting of Stockholders assuming the Plan is approved by the Corporation’s stockholders at such meeting. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications, and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for the following Awards:  (i) Options (which may constitute incentive stock options or nonstatutory stock options), (ii) stock appreciation rights, (iii) Restricted Shares, (iv) Stock Units and (v) Performance Cash Awards.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE II.               ADMINISTRATION.

2.1          Committee Composition.  The Committee shall administer the Plan.  The Committee shall consist exclusively of two or more directors of the Corporation, who shall be appointed by the Board.  In addition, each member of the Committee shall meet the following requirements:

(a)           Any listing standards prescribed by the principal securities market on which the Corporation’s equity securities are traded;

(b)           Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;

(c)           Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(d)           Any other requirements imposed by applicable law, regulations or rules.

2.2          Committee Responsibilities.  The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board.  The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

2.3          Committee for Non-Officer Grants.  The Board or the Committee may also appoint a secondary committee of the Board or the Committee, which shall be composed of one or more directors of the Corporation who need not satisfy the requirements of Section 2.1.  Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Corporation under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards.  Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE III.             SHARES AVAILABLE FOR GRANTS.

3.1          Basic Limitation.  Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares.  The aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed (a) 6,500,000 shares and (b) the additional shares of Common Stock described in Sections 3.2 and 3.3(1).  The number of shares of Common Stock that may be issued pursuant to ISOs granted under the Plan shall not exceed 6,500,000 shares.  The number of shares of Common Stock that may be issued under the Plan shall be reduced by (a) one share for every option and stock appreciation right granted under the Plan or granted under the Corporation’s 2004 Equity Incentive Plan on or after January 1, 2012 and (b) 1.45 shares for every stock award other than an option or stock appreciation right granted under the Plan or granted under the Corporation’s 2004 Equity Incentive Plan on or after January 1, 2012.  The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 11.  The number of shares of Common Stock that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of shares of Common Stock that then remain available for issuance under the Plan.  No further awards shall be granted under the Corporation’s 2004 Equity Incentive Plan after the date specified in Section 17.1.

3.2          Additional Shares.  If (i) restricted shares or shares of Common Stock issued upon the exercise of options under this Plan are forfeited or repurchased or (ii) on or after January 1, 2012 restricted shares or shares of Common Stock issued upon the exercise of options under the Predecessor Plans are forfeited or repurchased, then such shares of Common Stock shall again become available for issuance under this Plan.  If (i) stock units, options or stock appreciation rights under this Plan are forfeited, settled in cash (in whole or in part) or terminate for any other reason before being exercised or (ii) on or after January 1, 2012 stock units, options or stock appreciation rights granted under the Predecessor Plans are forfeited, settled in cash (in whole or in part) or terminate for any other reason before being exercised, then the corresponding shares of Common Stock shall again become available for issuance under this Plan.  Notwithstanding anything to the contrary contained herein, the following shares of

(1)  Up to 12,667,411 additional shares (applying the ratios set forth in Section 3.2) subject to stock awards outstanding under the Predecessor Plans on December 31, 2011 could be added to the Plan’s share reserve pursuant to Section 3.2.

Common Stock shall not be added back to the number of shares available for issuance under Section 3.1:  (i) shares tendered by a Participant or withheld by the Corporation in payment of the exercise price of an option granted under this Plan or the Predecessor Plans, or to satisfy any tax withholding obligation with respect to a stock award granted under this Plan or the Predecessor Plans, (ii) shares subject to a stock appreciation right issued under this Plan or the Predecessor Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof and (iii) shares reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of an option granted under this Plan or the Predecessor Plans.  Any shares that again become available for issuance under this Section 3.2 shall be added back as (i) one share if such shares were subject to options or stock appreciation rights granted under this Plan or the Predecessor Plans and (ii) 1.45 shares if such shares were subject to stock awards other than options or stock appreciation rights that were granted under this Plan or the Predecessor Plans.

3.3          Shares Subject to Substituted Awards.  The number of shares of Common Stock subject to Substitute Awards granted by the Corporation shall not reduce the number of shares of Common Stock that may be issued under Section 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided under Section 3.2.  Additionally, to the extent permitted by Nasdaq Marketplace Rule 5635(c) or any successor thereto, in the event that a company acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliate combines has shares available for awards or grants under one or more pre-existing plans not adopted in contemplation of such acquisition or combination and previously approved by the acquired entity’s shareholders, then, to the extent determined by the Board of Directors or Committee, the shares available for award or grant pursuant to the terms of such pre-existing plan(s) (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of the securities of the entities that are parties to such acquisition or combination) may be used for Stock Awards under the Plan and shall not reduce the number of shares of Common Stock that may be issued under Section 3.1; provided however, that Stock Awards using such shares shall not be made after the date awards or grants could have been made under the terms of such pre-existing plan(s), absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing service to the Corporation or its Affiliates immediately prior to such acquisition or combination.

ARTICLE IV.              ELIGIBILITY.

4.1          Incentive Stock Options.  Only Employees who are common-law employees of the Corporation, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

4.2          Other Grants.  Awards other than ISOs may only be granted to Employees, Outside Directors and Consultants.

ARTICLE V.               OPTIONS.

5.1          Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.

5.2          Number of Shares.  Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.  Options granted to any Optionee in a single fiscal year of the Corporation shall not cover more than 1,500,000 shares of Common Stock, except that Options granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences shall not cover more than 2,000,000 shares of Common Stock.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

5.3          Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.  This Section 5.3 shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

5.4          Exercisability and Term.  Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable.  A Stock Option Agreement may provide for the automatic exercise of the Option.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant.  A Stock Option Agreement may provide for accelerated exercisability in the event of a Change in Control, the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5          Modification or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding options.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.  Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Articles 10 and 11, neither the Committee nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an optionee to surrender an outstanding Option to the Corporation in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Corporation’s Common Stock is traded).

5.6          Buyout Provisions.  Except to the extent prohibited by Section 5.5, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.  In no event will such payment be greater than the difference between (i) the Fair Market Value of the shares of Common Stock subject to such Option as of the date of such event over (ii) their Exercise Price.

ARTICLE VI.              PAYMENT FOR OPTION SHARES.

6.1          General Rule.  The entire Exercise Price of shares of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time such shares of Common Stock are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6.  However, if the Optionee is an Outside Director or executive officer of the Corporation, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.

6.2          Surrender of Stock.  With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee.  Such shares of Common Stock shall be valued at their Fair Market Value on the date the new shares of Common Stock are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

6.3          Exercise/Sale.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) an irrevocable direction to a securities broker approved by the Corporation to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Corporation.

6.4          Exercise/Pledge.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation.

6.5          Promissory Note.  To the extent permitted by Section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

6.6          Other Forms of Payment.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE VII.            STOCK APPRECIATION RIGHTS.

7.1          SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Corporation.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

7.2          Number of Shares.  Each SAR Agreement shall specify the number of shares of Common Stock to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.  SARs granted to any Optionee in a single fiscal year shall in no event pertain to more than 1,500,000 shares of Common Stock, except that SARs granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences shall not pertain to more than 2,000,000 shares of Common Stock.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

7.3          Exercise Price.  Each SAR Agreement shall specify the Exercise Price which shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.  The preceding sentence shall not apply to an SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Section 409A of the Code.  An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

7.4          Exercisability and Term.  Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR; provided that the term of a SAR shall in no event exceed 10 years from the date of grant.  An SAR Agreement may provide for accelerated exercisability in the event of a Change in Control, the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited.  An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.  An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5          Exercise of SARs.  Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) shares of Common Stock, (b) cash or (c) a combination of shares of Common Stock and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of shares of Common Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the SARs exceeds the Exercise Price.  If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6          Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs.  The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.  Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Articles 10 and 11, neither the Committee nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Corporation in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Corporation’s Common Stock is traded).

7.7          Buyout Provisions.  Except to the extent prohibited by Section 7.6, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an SAR previously granted or (b) authorize an Optionee to elect to cash out an SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.  In no event will such payment be greater than the difference between (i) the Fair Market Value of the shares of Common Stock to which such SAR pertains as of the date of such event over (ii) their Exercise Price.

ARTICLE VIII.          RESTRICTED SHARES.

8.1          Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Corporation.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2          Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services, future services and such other methods of payment as are permitted by applicable laws, regulations and rules.  If the Participant is an Outside Director or executive officer of the Corporation, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act.  Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

8.3          Vesting Conditions.  Each Award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  The Committee may include among such conditions the requirement that the performance of the Corporation or a business unit of the Corporation for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  The Committee shall determine such performance.  Such target shall be based on one or more of the criteria set forth in Appendix A or, to the extent an Award is not intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, such other criteria selected by the Committee.  To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Committee shall identify such target not later than the 90th day of such period.  Subject to adjustment in accordance with Article 11, in no event shall more than 1,500,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Corporation, except that 2,000,000 Restricted Shares that are subject to performance-based vesting conditions may be granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences.  A Restricted Stock Agreement may provide for accelerated vesting in the event of a Change in Control, the Participant’s death, disability or retirement or other events.

8.4          Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders.  A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.  Cash dividends with respect to any Restricted Shares and any other property (other than cash) distributed as a dividend or otherwise with respect to Restricted Shares that vest based on the achievement of performance goals shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

ARTICLE IX.             STOCK UNITS AND PERFORMANCE CASH AWARDS.

9.1          Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Corporation.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

9.2          Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3          Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement.  The Committee may include among such conditions the requirement that the performance of the Corporation or a business unit of the Corporation for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  The Committee shall determine such performance.  Such target shall be based on one or more of the criteria set forth in Appendix A or, to the extent an Award is not intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, such other criteria selected by the Committee.  To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Committee shall identify such target not later than the 90th day of such period.  Subject to adjustment in accordance with Article 11, in no event shall more than 1,500,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Corporation, except that 2,000,000 Stock Units that are subject to performance-based vesting conditions may be granted to a new Employee in the fiscal year of the Corporation in which his or her service as an Employee first commences.  A Stock Unit Agreement may provide for accelerated vesting in the event of a Change in Control, the Participant’s death, disability or retirement or other events.

9.4          Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.  Notwithstanding the foregoing, dividend equivalents with respect to any Stock Units that vest based on the achievement of performance goals shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

9.5          Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) shares of Common Stock or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of shares of Common Stock over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments.  The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

9.6          Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7          Modification or Assumption of Stock Units.  Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new stock units for the same or a different number of shares or in return for the grant of a different type of Award.  The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

9.8          Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Corporation.  Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Stock Unit Agreement.

9.9          Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted upon the attainment of certain performance goals for a specified performance period of one or more fiscal years.  The Committee shall determine such performance.  The goals applicable to a Performance Cash Award shall be based on one or more of the criteria set forth in Appendix A or, to the extent a Performance Cash Award is not intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, such other criteria selected by the Committee.  To the extent a Performance Cash Award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Committee shall determine such goals no later than the 90th day of such period.  Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Committee which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of various Performance Cash Awards need not be identical.  The maximum amount that may be paid to any Participant for each fiscal year of the Corporation in a performance period attributable to Performance Cash Awards shall not exceed $2,000,000.  The Committee may determine, at the time of granting a Performance Cash Award or thereafter, that all or part of such Performance Cash Award shall become earned and payable in the event that the Corporation is subject to a Change in Control before the Participant’s service terminates or as otherwise determined by the Committee in special circumstances.

ARTICLE X.               CHANGE IN CONTROL.

10.1        Effect of Change in Control.  Unless the Committee provides otherwise in a Stock Option Agreement, SAR Agreement, Restricted Stock Agreement or Stock Unit Agreement, in the event of any Change in Control, each outstanding Stock Award shall automatically accelerate so that each such Stock Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Stock Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  However, an outstanding Stock Award shall not so accelerate if and to the extent such Stock Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Stock Award for shares of the capital stock of the successor corporation (or parent thereof).  The determination of award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.

10.2        Acceleration.  The Committee shall have the discretion, exercisable either at the time the Stock Award is granted or at any time while the Stock Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Stock Award is to be assumed or replaced in the Change in Control.

ARTICLE XI.             PROTECTION AGAINST DILUTION.

11.1        Adjustments.  In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, corresponding adjustments shall automatically be made in each of the following:

(a)           The number of shares of Common Stock available for issuance under Article 3, including the limitation on the number of ISOs in Section 3.1;

(b)           The limitations set forth in Sections 5.2, 7.2, 8.3 and 9.3;

(c)           The number of shares of Common Stock covered by each outstanding Option and SAR;

(d)           The Exercise Price under each outstanding Option and SAR; or

(e)           The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

11.2        Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Corporation.

11.3        Reorganizations.  In the event that the Corporation is a party to a merger or consolidation, all outstanding Stock Awards shall be subject to the agreement of merger or consolidation.  Such agreement shall provide for one or more of the following:

(a)           The continuation of such outstanding Stock Awards by the Corporation (if the Corporation is the surviving corporation).

(b)           The assumption of such outstanding Stock Awards by the surviving corporation or its parent (with respect to Options and SARs, in a manner that complies with applicable tax requirements).

(c)           The substitution by the surviving corporation or its parent of new awards for such outstanding Stock Awards (with respect to Options and SARs, in a manner that complies with applicable tax requirements).

(d)           Full exercisability of such outstanding Stock Awards and full vesting of the shares of Common Stock subject to such Stock Awards, followed by the cancellation of such Stock Awards.  The full exercisability of such Stock Awards and full vesting of the shares of Common Stock subject to such Stock Awards may be contingent on the closing of such merger or consolidation.  The Participants shall be able to exercise such Stock Awards during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Participants a reasonable opportunity to exercise such Stock Awards.  Any exercise of such Stock Awards during such period may be contingent on the closing of such merger or consolidation.

(e)           The cancellation of such outstanding Stock Awards and a payment to the Participants equal to the excess of (i) the Fair Market Value of the shares of Common Stock subject to such Stock Awards (whether or not such Stock Awards are then exercisable or such shares of Common Stock are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Stock Awards would have become exercisable or such shares of Common Stock would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing service, provided that the vesting schedule shall not be less favorable to the Participants than the schedule under which such Stock Awards would have become exercisable or such shares of Common Stock would have vested.  If the Exercise Price of the shares of Common Stock subject to such Stock Awards exceeds the Fair Market Value of such shares of Common Stock, then such Stock Awards may be cancelled without making a payment to the Participants.  For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

ARTICLE XII.            DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a)           Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books;

(b)           Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c)           Have shares of Common Stock that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books.  Such amounts shall be determined by reference to the Fair Market Value of such shares of Common Stock as of the date they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee.  A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation.  Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation.  If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE XIII.          AWARDS UNDER OTHER PLANS.

The Corporation may grant awards under other plans or programs.  Such awards may be settled in the form of shares of Common Stock issued under this Plan.  Such shares of Common Stock shall be treated for all purposes under the Plan like shares of Common Stock issued in settlement of Stock Units and shall, when issued, reduce the number of shares of Common Stock available under Article 3.

ARTICLE XIV.          PAYMENT OF FEES IN SECURITIES.

14.1        Effective Date.  No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

14.2        Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan.  An election under this Article 14 shall be filed with the Corporation on the prescribed form.

14.3        Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers or meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE XV.            LIMITATION ON RIGHTS.

15.1        No Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant.  The Corporation and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Corporation’s certificate of incorporation and by-laws and a written employment agreement (if any).

15.2        Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the time a stock certificate for such shares of Common Stock is issued or, if applicable, the time he or she becomes entitled to receive such shares of Common Stock by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

15.3        Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Corporation reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

15.4        Transferability of Awards.  Except as provided below, no Award and no shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by a beneficiary designation, will or the laws of descent and distribution, and such Award may be exercised during the life of a Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee there, a “Permitted Assignee”) other than an ISO to a “family member” as such term is defined in the General Instructions to Form S-8 (whether by gift or a domestic relations order); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

15.5        Recoupment of Awards.  All Awards granted under the Plan, all amounts paid under the Plan and all shares of Common Stock issued under the Plan shall be subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations and/or listing standards thereunder, any compensation recovery policy adopted by the Corporation or as otherwise required by applicable law.

ARTICLE XVI.          WITHHOLDING TAXES.

16.1        General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Corporation shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

16.2        Share Withholding.  To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired.  Such shares of Common Stock shall be valued at their Fair Market Value on the date they are withheld or surrendered.

ARTICLE XVII.         FUTURE OF THE PLAN.

17.1        Term of the Plan.  The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date the Board adopted the Plan or (b) the date the Board adopted the most recent increase in the number of shares of Common Stock available under Article 3 which was approved by the Corporation’s stockholders.  No further awards shall be made under the Corporation’s 2004 Equity Incentive Plan after the date of the Corporation’s 2012 Annual Meeting of Stockholders, assuming this Plan is approved by the stockholders at such meeting.  All awards outstanding under the 2004 Equity Incentive Plan as of such date shall, immediately upon effectiveness of the Plan, remain outstanding in accordance with their terms.  Each outstanding award under the 2004 Equity Incentive Plan shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards with respect to their acquisition of shares of Common Stock.

17.2        Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan without such holder’s consent.

17.3        Stockholder Approval.  An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.  However, an amendment of the last sentence of Section 5.5 or 7.6 is subject to the approval of the Corporation’s stockholders and section 162(m) of the Code may require that the Corporation’s stockholders approve the performance criteria set forth on Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders previously approved such criteria.

ARTICLE XVIII.       DEFINITIONS.

18.1        “Affiliate” means any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

18.2        “Award” means any award of a Stock Award or a Performance Cash Award under the Plan.

18.3        “Board” means the Corporation’s Board of Directors, as constituted from time to time.

18.4        “Change in Control” shall mean:

(a)           The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b)           The sale, transfer or other disposition of all or substantially all of the Corporation’s assets;

(c)           A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

(i)            Had been directors of the Corporation on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”) or

(ii)           Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

(d)           Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation’s then outstanding voting securities.  For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the common stock of the Corporation.

Except with respect to a GSK Change In Control (defined below), (i) any stock purchase by SmithKline Beecham Corporation, a Pennsylvania corporation (“GSK”), pursuant to the Class A Common Stock Purchase Agreement dated as of March 30, 2004 or (ii) the exercise by GSK of any of its rights under the Amended and Restated Governance Agreement dated as of June 4, 2004 among the Corporation, GSK, GlaxoSmithKline plc and Glaxo Group Limited, as amended (the “Governance Agreement”) to representation on the Board (and its committees) or (iii) any acquisition by GSK of securities of the Corporation (whether by merger, tender offer, private or market purchases or otherwise) not prohibited by the Governance Agreement shall not constitute a Change in Control.  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such transaction. A “GSK Change In Control” shall mean the acquisition by GSK of the Corporation’s Voting Stock (as defined in the Governance Agreement) that would bring GSK’s Percentage Interest (as defined in the Governance Agreement) to 100% in compliance with the provisions of the Governance Agreement.

18.5        “Code” means the Internal Revenue Code of 1986, as amended.

18.6        “Committee” means a committee of the Board, as described in Article 2.

18.7        “Common Stock” means the common stock of the Corporation.

18.8        “Corporation” means Theravance, Inc., a Delaware corporation.

18.9        “Consultant” means a consultant or adviser who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor.  Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.10      “Employee” means a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

18.11      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

18.12      “Exercise Price,” in the case of an Option, means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one share of Common Stock in determining the amount payable upon exercise of such SAR.

18.13      “Fair Market Value” means the closing selling price of one share of Common Stock as reported on Nasdaq, and if not available, then it shall be determined by the Committee in good faith on such basis as it deems appropriate.  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.  Such determination shall be conclusive and binding on all persons.

18.14      “ISO” means an incentive stock option described in section 422(b) of the Code.

18.15      “NSO” means a stock option not described in sections 422 or 423 of the Code.

18.16      “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

18.17      “Optionee” means an individual who or estate that holds an Option or SAR.

18.18      “Outside Director” shall mean a member of the Board who is not an Employee.  Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

18.19      “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the

Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

18.20      “Participant” means an individual who or estate that holds an Award.

18.21      “Performance Cash Award” means an award of cash granted under Section 9.8 of the Plan.

18.22      “Plan” means this Theravance, Inc. 2012 Equity Incentive Plan, as amended from time to time.

18.23      “Predecessor Plans” means the Corporation’s 1997 Stock Plan, Long-Term Stock Option Plan, 2004 Equity Incentive Plan and 2008 New Employee Equity Incentive Plan.

18.24      “Restricted Share” means a share of Common Stock awarded under Article 8 of the Plan.

18.25      “Restricted Stock Agreement” means the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

18.26      “SAR” means a stock appreciation right granted under the Plan.

18.27      “SAR Agreement” means the agreement between the Corporation and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

18.28      “Stock Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

18.29      “Stock Option Agreement” means the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

18.30      “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

18.31      “Stock Unit Agreement” means the agreement between the Corporation and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

18.32      “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

18.33      “Substitute Awards” means Awards or shares of Common Stock issued by the Corporation in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Corporation or any Affiliate or with which the Corporation or any Affiliates combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

Appendix A

PERFORMANCE CRITERIA
FOR RESTRICTED SHARES, STOCK UNITS AND PERFORMANCE CASH AWARDS

The performance goals that may be used by the Committee for such awards shall consist of:  stock price; net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Corporation; market share; gross profits; net profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; drug development milestones; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, successfully executing an advisory committee meeting, or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Corporation or the Corporation’s third-party manufacturer) and validation of manufacturing processes (whether the Corporation’s or the Corporation’s third-party manufacturer’s); initiation or completion of pre-clinical studies; clinical achievements (including initiating clinical studies; initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies; completing phases of a clinical study (including the treatment phase); or announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Corporation’s products or development candidates (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Corporation’s products or development candidates); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Corporation’s equity or debt securities; factoring transactions; sales or licenses of the Corporation’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research (including nominating a development candidate or initiating a new full discovery program), development, manufacturing (including initiating formulation or device development work or finalizing API or drug product processes), commercialization, development candidates, products or projects, safety, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel.  In the areas of development, regulatory progress and commercialization, the achievements described above performed by a third party with which the Corporation has a licensing or collaborative agreement (a “Partner”) shall apply to the Corporation.  For example, if a Partner accomplishes development milestones, regulatory achievements, commercialization or sales targets with an asset within a program that is a subject of the licensing or collaboration agreement between the Corporation and the Partner, then such Partner’s accomplishments shall constitute achievements of the Corporation.  Such performance goals also may be based solely by reference to the Corporation’s performance or the performance of a Subsidiary, division, business segment or business unit of the Corporation, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may adjust the results under any performance criterion to exclude any of the following events that occurs during a performance measurement period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) any extraordinary, unusual or non-recurring items, provided, however that if an Award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, such adjustment(s) shall only be made to the extent consistent with Section 162(m) of the Code.

Form of Notice of Stock Option Grant and Stock Option Agreement under 2012 Equity Incentive Plan

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Common Stock of Theravance, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Stock Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first «InitalVestPercentage»% of the Shares subject to this option when you complete 12 months of continuous service as an Employee or Consultant (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional «Fraction» of the Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the «#»-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and the 2012 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This option is intended to be a nonstatutory stock option, as provided in the Notice of Stock Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Stock Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

	(a)	an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)

your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

If the option is eligible for vesting acceleration under the Company’s Change in Control Severance Plan or the Company’s 2009 Change in Control Severance Plan (each, a “Severance Plan”), then the vesting acceleration provisions in the applicable Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the applicable Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

3

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

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	•	Your personal check, a cashier’s check, a money order or by wire transfer.

•

Shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

•

Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•

With the Company’s consent (which may be granted by the Company’s Securities Compliance Officer), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given in accordance with the instructions of the Company and the broker or lender.

•

With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Stock Option Committee of the Board of Directors), by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise”.

Withholding Taxes and Stock Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the option exercise. With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Stock Option Committee of the Board of Directors), these arrangements may include withholding shares of Company stock

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that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until this option has been exercised by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Common Stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein

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shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Stock Option Grant, and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS STOCK OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND
CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

7

Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement under 2012 Equity Incentive Plan

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You have been granted the number of restricted stock units indicated below by Theravance, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Stock Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Stock Units:	«TotalShares»

Each restricted stock unit (the “restricted stock unit”) represents the right to receive one share of the Company’s Common Stock subject to the terms and conditions contained in the Restricted Stock Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted stock units will vest as follows:  «InitialVestPercentage»% on «InitialVestDate»; «SubsequentVestPercentage»% on «SecondVestDate»; and an additional «SubsequentVestPercentage»% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted stock units is granted under and governed by the terms and conditions of the Plan and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of the restricted stock units, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN:
RESTRICTED STOCK UNIT AGREEMENT

Payment for Units	No payment is required for the restricted stock units you are receiving.

Nature of Units

Your restricted stock units are bookkeeping entries.  They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date.  As a holder of restricted stock units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted stock units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one share of the Company’s Common Stock for each vested restricted stock unit.

Vesting

The restricted stock units that you are receiving will vest as shown in the Notice of Restricted Stock Unit Award.

In addition, the restricted stock units will vest in full if the Company is subject to a Change in Control (as defined in the Plan) before your Service terminates and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

“Involuntary Termination” means a termination of your Service by reason of (i) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than Cause or (ii) your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (A) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (B) a material reduction in your base compensation, or (C) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs.  In order for your resignation under clause (ii) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (ii) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (A) through (C), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (ii) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (A) through (C).  Should the Company remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (ii) again subject to all of the conditions set forth herein.

“Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

Nothwithstanding the foregoing, if you become eligible to participate in the Company’s 2009 Change in Control Severance Plan (the “2009 Severance Plan”), the vesting acceleration provisions in the 2009 Severance Plan shall apply instead of those contained herein.  In addition, the restricted stock units shall be treated as “shares” for purposes of acceleration of vesting under the 2009 Severance Plan.

If the Company is subject to a Change in Control before your Service terminates, the restricted stock units will vest in full if not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.

No additional restricted stock units vest after your Service has terminated for any reason, except as set forth in the 2009 Severance Plan to the extent you are eligible for benefits thereunder.  It is intended that vesting in the restricted stock units is commensurate with a full-time work schedule.  For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted stock units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Stock Unit Award will be forfeited.  This means that the restricted stock units will revert to the Company.  You receive no payment for restricted stock units that are forfeited.  The Company determines when your Service terminates for all purposes of your restricted stock units.

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Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing.  If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began.  Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted stock units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Stock Certificates

No shares of Common Stock shall be issued to you prior to the date on which the restricted stock units vest.  After any restricted stock units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, the number of shares of Common Stock representing your vested restricted stock units.  No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted stock units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted stock units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted stock units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from

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service.

No Stockholder Rights

The restricted stock units do not entitle you to any of the rights of a stockholder of Common Stock.  Upon settlement of the restricted stock units into shares of Common Stock, you will obtain full voting and other rights as a stockholder of the Company.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted stock units or rights under this Agreement other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted stock units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Withholding Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the vesting and/or settlement of this award.  Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy all withholding obligations for applicable taxes.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of shares of Common Stock to be issued upon the vesting of your restricted stock units or a lesser number necessary to meet tax withholding obligations.  Such sales shall be effected at a market price following the date that the restricted stock units vest (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy your withholding obligations.  To the extent the proceeds from such sale are insufficient to cover the taxes due, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of all applicable taxes legally payable by you from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in shares of Common Stock, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the withholding taxes.  If the Company satisfies the obligation for taxes by withholding a number of shares of Common Stock as described above, you are deemed to have been issued the full number of shares subject to the award of restricted stock units.

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Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first date on which the restricted stock units vest.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares awarded upon the vesting of restricted stock units sufficient to pay withholding taxes that become due as a result of this award or the vesting of the restricted stock units or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted stock unit award, to permit you to sell all of the vested restricted stock units.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of shares of Common Stock determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted stock unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Common Stock during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any shares of Common Stock you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an

5

agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Common Stock, the number of restricted stock units may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Stock Unit Award, and the Plan constitute the entire understanding between you and the Company regarding this award.  Any prior agreements, commitments or negotiations concerning this award are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED STOCK UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

6

Form of Notice of Restricted Stock Award and Restricted Stock Agreement under 2012 Equity Incentive Plan

(Executive Officers)

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD

You have been granted restricted shares of Common Stock of Theravance, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of Shares Granted:	«TotalShares»

Date of Grant:	«DateGrant»

Vesting Schedule:

Vesting of the shares is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The shares will vest as follows:  «InitialVestPercentage»% on «InitialVestDate»; «SubsequentVestPercentage»% on «SecondVestDate»; and an additional «SubsequentVest Percentage»% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through such date.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance, Inc. 2012 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN:
RESTRICTED STOCK AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Restricted Stock Award and this Agreement, the Company agrees to transfer to you the number of shares of its Common Stock set forth in the Notice of Restricted Stock Award.

Vesting

The shares will vest as shown in the Notice of Restricted Stock Award.

The shares are eligible for vesting acceleration under the Company’s Change in Control Severance Plan and 2009 Change in Control Severance Plan (each, a “Severance Plan”) to the extent you are eligible to participate in either such Severance Plan.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Restricted Stock Award, in this Agreement or, to the extent you are eligible to participate in a Severance Plan, in a Severance Plan.

It is intended that vesting in the shares is commensurate with a full-time work schedule.  For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted

Unvested shares will be considered “Restricted Shares.”

You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence.  You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren.  However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination.  This means that the

Restricted Shares will revert to the Company. You receive no payment for Restricted Shares that are forfeited. The Company determines when your Service terminates for all purposes of this award.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing.  If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began.  Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Stock Certificates

The Restricted Shares are issued in book-entry form, registered in your name, and held in escrow at the Company’s designated brokerage pending the date on which shares vest.  After shares vest, the Company will release from escrow the number of shares of Common Stock representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares.  Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate

2

employing you) to satisfy all withholding obligations for applicable taxes.

At your discretion, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved broker or (c) withholding shares of Company stock that otherwise would be released to you upon vesting with a fair market value not in excess of the amount necessary to satisfy the minimum withholding amount, provided that the Company, acting through the Board of Directors or Compensation Committee, may provide prospectively that it no longer authorizes (c) withholding of shares.

If the Company satisfies the obligation for taxes by withholding a number of shares of Common Stock as described above, you will be deemed to have received the full number of shares released from restrictions, including the number of shares withheld to satisfy tax withholding obligations, and the fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

You acknowledge that the proceeds of a sale pursuant to (b) above or withholding pursuant to (c) above may not be sufficient to satisfy your withholding obligations.  To the extent the proceeds from such sale are insufficient to cover the taxes due, the Company may in its discretion withhold the balance of all applicable taxes legally payable by you from your wages or other cash compensation paid to you by the Company.

Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity.  The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Common Stock, any securities or other property (including cash or cash equivalents) that are by reason of such

3

transaction exchanged for, or distributed with respect to, any Restricted Shares shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this award.  Any prior agreements, commitments or negotiations concerning this award are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED STOCK AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

4

Form of Notice of Restricted Stock Award and Restricted Stock Agreement under 2012 Equity Incentive Plan

(Officers, other than Executive Officers)

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD

You have been granted restricted shares of Common Stock of Theravance, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of Shares Granted:	«TotalShares»

Date of Grant:	«DateGrant»

Vesting Schedule:

Vesting of the shares is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The shares will vest as follows:  «InitialVestPercentage»% on «InitialVestDate»; «SubsequentVestPercentage»% on «SecondVestDate»; and an additional «SubsequentVestPercentage »% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through such date.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance, Inc. 2012 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of these shares, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN:
RESTRICTED STOCK AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Restricted Stock Award and this Agreement, the Company agrees to transfer to you the number of shares of its Common Stock set forth in the Notice of Restricted Stock Award.

Vesting

The shares will vest as shown in the Notice of Restricted Stock Award.

The shares are eligible for vesting acceleration under the Company’s Change in Control Severance Plan and 2009 Change in Control Severance Plan (each, a “Severance Plan”) to the extent you are eligible to participate in either such Severance Plan.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Restricted Stock Award, in this Agreement or, to the extent you are eligible to participate in a Severance Plan, in a Severance Plan.

It is intended that vesting in the shares is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted

Unvested shares will be considered “Restricted Shares.”

You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence. You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination. This means that the Restricted Shares will revert to the Company. You receive no payment for Restricted Shares that are forfeited. The Company determines when your Service terminates for all purposes of this award.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Stock Certificates

The Restricted Shares are issued in book-entry form, registered in your name, and held in escrow at the Company’s designated brokerage pending the date on which shares vest. After shares vest, the Company will release from escrow the number of shares of Common Stock representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares. Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy all withholding obligations for applicable

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taxes.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of shares of Common Stock to be released to you upon the vesting of your Restricted Shares or a lesser number necessary to meet tax withholding obligations. Such sales shall be effected at a market price following the date that the Restricted Shares vest.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy your withholding obligations. To the extent the proceeds from such sale are insufficient to cover the taxes due, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of all applicable taxes legally payable by you from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in shares of Common Stock, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the withholding taxes. Even if the Company satisfies the obligation for taxes by withholding a number of shares of Common Stock as described above, you will be deemed to have received the full number of shares released from restrictions, including the number of shares sold or withheld to satisfy tax withholding obligations.

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Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first date on which Restricted Shares vest. This 10b5-1 Plan is being adopted to permit you to sell a number of shares to be released to you upon the vesting of Restricted Shares sufficient to pay withholding taxes that become due as a result of this award or the vesting of the Restricted Shares or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted stock award, to permit you to sell all of the vested Restricted Shares. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of shares of Common Stock determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted stock awards or restricted stock unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. You acknowledge that it may not be possible to sell Common Stock during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption or administration of 10b5-1 plans.

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Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Common Stock, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED STOCK AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Form of Notice of Stock Option Grant and Stock Option Agreement under 2012 Equity Incentive Plan

(Director Auto Grant)

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Common Stock of Theravance, Inc. (the “Company”):

Name of Optionee:	«FirstName» «LastName»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$«Price»

Date of Grant:	«GrantDate»

Vesting Schedule:

This option shall vest and become exercisable as to <<fraction>> of the Shares subject to this option when you complete each month of continuous service as an Outside Director (“Service”) following the Grant Date. In addition, this option shall vest and become exercisable in full on the date of the Company’s 20     Annual Meeting of Stockholders, provided you remain in continuous Service through such date.

Expiration Date:

«ExpirationDate». This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the 2012 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached to and made a part of this document.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

OPTIONEE:	THERAVANCE, INC.

By:
«FirstName» «LastName»	Title:

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This option is intended to be a nonstatutory stock option, as provided in the Notice of Stock Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Stock Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates or upon your death.

For purposes of this Agreement, “Service” means your service as an Outside Director.

This option will in no event become exercisable for additional shares after your Service has terminated for any reason except as set forth above.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire immediately to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

If your Service terminates for any reason except a termination for Cause, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 36 months after your termination date. If your Service terminates for Cause, then this option will expire on your termination date.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii)

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conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•                  Your personal check, a cashier’s check, a money order, or by wire transfer.

•                  Shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

•                  Irrevocable directions to a securities broker approved by the Company

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to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•                  With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise”.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s Intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove you from the Board at any time in accordance

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with the provisions of applicable law.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until this option has been exercised by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Common Stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Stock Option Grant and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement under 2012 Equity Incentive Plan (Director Auto Grant)

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You have been granted the number of restricted stock units indicated below by Theravance, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Stock Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Stock Units:	6,000

Each restricted stock unit (the “restricted stock unit”) represents the right to receive one share of the Company’s Common Stock subject to the terms and conditions contained in the Restricted Stock Unit Agreement.

Vesting Schedule:

Vesting is dependent upon continuous service as an Outside Director (“Service”) throughout the vesting period.  The restricted stock units will vest in twelve (12) equal monthly installments following the Date of Grant, provided that you remain in continuous Service through each such date. In addition, all of the restricted stock units subject to this award will vest immediately if the Company is subject to a Change in Control (as defined in the Plan) before your continuous Service terminates and upon your death.  Finally, any remaining unvested units will vest on the date of the Company’s 20     Annual Meeting of Stockholders, provided you remain in continuous Service through such date.

You and the Company agree that your right to receive the restricted stock units is granted under and governed by the terms and conditions of the Plan and of the Restricted Stock Unit Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

RECIPIENT:	THERAVANCE, INC.

By:

Title:
Print Name

THERAVANCE, INC. 2012 EQUITY INCENTIVE PLAN:
RESTRICTED STOCK UNIT AGREEMENT

Payment for Units	No payment is required for the restricted stock units you are receiving.

Nature of Units

Your restricted stock units are bookkeeping entries.  They represent only the Company’s unfunded and unsecured promise to issue shares of Common Stock on a future date.  As a holder of restricted stock units, you have no rights other than the rights of a general creditor of the Company.

Vesting

The restricted stock units that you are receiving will vest as shown in the Notice of Restricted Stock Unit Award.

No additional restricted stock units vest after your Service has terminated for any reason, except as set forth on the Notice of Restricted Stock Unit Award.

For purposes of this Agreement, “Service” means your continuous service as an Outside Director.

Regardless of when the restricted stock units vest, settlement of the units will only occur at the time specified below under “Time of Settlement”.

Time of Settlement

A vested restricted stock unit will be settled on the fourth anniversary of the Date of Grant or, if earlier, 60 days following your “separation from service” (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) or your death.

In the event of a Change in Control that also constitutes a “change in control event” under Treasury Regulation 1.409A-3(a)(5) (a “409A CiC”), all vested restricted stock units will be settled immediately prior to the closing of the transaction that constitutes a Change in Control.  In the event of a Change in Control that is not a 409A CiC, the vested restricted stock units will be settled as described in the rest of this section or, if sooner, immediately prior to a 409A CiC after such Change in Control.

Notwithstanding anything to the contrary in the Plan, the Notice of Restricted Stock Unit Award or any other section of this Agreement, the Company may accelerate settlement of these restricted stock units from the time specified in this section only in accordance with Treasury Regulation 1.409A-3(j)(4).

Form of Settlement	At the time of settlement, you will receive one share of the Company’s

Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement under 2012 Equity Incentive Plan (Director Auto Grant)

Common Stock for each vested restricted stock unit.

Forfeiture

If your Service terminates for any reason, then your restricted stock units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Stock Unit Award will be forfeited immediately.  This means that the restricted stock units will immediately revert to the Company.  You receive no payment for restricted stock units that are forfeited.  The Company determines when your Service terminates for all purposes of your restricted stock units.

Stock Certificates

No shares of Common Stock shall be issued to you prior to the date on which the restricted stock units are settled.  At the time of settlement, a stock certificate for the shares representing your vested restricted stock units shall be released to you or the Company shall cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, the number of shares of Common Stock representing your vested restricted stock units.  No fractional shares shall be issued.

No Stockholder Rights

The restricted stock units do not entitle you to any of the rights of a stockholder of Common Stock.  Upon settlement of the restricted stock units into shares of Common Stock, you will obtain full voting and other rights as a stockholder of the Company.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted stock units or rights under this Agreement other than by will or by the laws of descent and distribution.  Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted stock units upon your death.  A beneficiary designation must be filed with the Company on the proper form.

Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the vesting and/or settlement of this award.

These restricted stock units are subject to Code Section 409A.  The Company has attempted in good faith to structure this award in a manner that conforms to the requirements of Code Sections 409A(a)(2), (3) and (4), and any ambiguities herein will be interpreted to so comply to the maximum extent permissible.  However, you acknowledge and agree that the Company has made no representations or warranties to you with respect to whether this award in fact complies with Code Sections 409A(a)(2), (3) and (4) or the income tax consequences related to this award.

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Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any shares of Common Stock you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove you from the Board at any time in accordance with the provisions of applicable law.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Common Stock, the number of restricted stock units may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Stock Unit Award, and the Plan constitute the entire understanding between you and the Company regarding this award.  Any prior agreements, commitments or negotiations concerning this award are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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